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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Direct Alliance Corporation:

We consent to the use of our reports included herein and to the reference to our firm under the headings "Selected Consolidated Financial Data" and "Experts" in the prospectus.


                                                      /s/ KPMG LLP


Phoenix, Arizona
December 21, 2000